EXHIBIT 32.2

SECTION 1350 CERTIFICATIONS

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of American Access Technologies, Inc. (the “Company”) on Form 10-QSB for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph F. McGuire, Chief Financial Officer, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2003

/s/ JOSEPH F. MCGUIRE
Joseph F. McGuire Chief Financial Officer, Treasurer and Secretary

A signed original of this certification has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff on request.